Exhibit 10.104
3039 Cornwallis Road
RTP, NC 27709
September 29, 2006
Mr. Michael Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Subject: Amendment 27 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment”) serves as Amendment Number 27 to SOW#1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows
1. Delete the table in its entirety in Section 1.1, “Specifications” and replace with the following

IBM Specification/Attachments
(if applicable)	Engineering Change Level	Description
NA	Version 1.0	SilkWorm 2000 Family Product Specification 90-0000001-01

Attachment B	Dated 8/06/2001	Supplier Quality Attachment

[**]	Version 10	Packaging and Materials Handling Specification

[**]	[**]	[**]

NA	Version 2.0	Brocade Fabric OS Publication 53-0001487-03

NA	Version 2.1	Brocade WebTools Reference Manual Publication 53-0001490-02

NA	Version 2.0	Brocade Zoning Reference Manual Publication 53-0001488-02

NA	Version 1.0	SilkWorm 3800 Product Specification – 90-0000077-01

NA	Version 1.1	SilkWorm 3900 Product Specification – 79-0000002-01

NA		SilkWorm 3200 Product Specification — Reference the Silkworm 3800 Product

NA	Dated: March 8, 2002	SilkWorm 12000 Product Specification – 79-0000001-01

NA	Version 4.1.2	Brocade Fabric OS Reference 53-0000519-06

NA	Version 3.1.0	Brocade Fabric OS Reference 53-0000500-02

NA	Version 1.0	SilkWorm 24000 Product Specification dated Nov 7, 2003

NA	Dated: December, 2003	SilkWorm 3250 Product Specification – 79-0000006-01

NA	Dated: December, 2003	SilkWorm 3850 Product Specification – 79-0000005-01

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

IBM Specification/Attachments
(if applicable)	Engineering Change Level	Description
NA	Version 1.0	SilkWorm 4100 Product Specification – 79-0000007-01

NA	Dated: July, 2004	SilkWorm AP7420 Product Specification – 79-0000003

NA	Version 1.0	Brocade Fabric OS 4.4 Software Specification – 79-0000010-01

NA	Version 1.0	Brocade XPath OS v7.3.0 Functional Specification dated September, 2004

NA	Version 1.1 Dated: February 2005	SilkWorm 48000 Hardware Specification – 79-0000011-02

NA	Version 1.1 Dated: February 28, 2005	SilkWorm 200E Hardware Specification – 79-0000009-01

NA	Version 1.0 Dated: February 2005	Brocade Fabric OS 5.0.1 Software Specification – 79-0000012-01

N/A	Version 1.2 Dated: September, 2005	SilkWorm 7500 External Specification – 79-0000016-01

N/A	Version 1.1 Dated: August, 2005	SilkWorm 4900 External Specification

N/A	Version 1.3 Dated: September, 2005	FR4-18i FCR-FCIP Port Blade External Hardware Specification

N/A	Version 1.21 Dated: October 14, 2005	Fabric OS 5.1.0 External Software Specification

[**]	[**]	[**]

[**]	[**]	[**]
2. Update pricing with the attached Exhibit A.
The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:	Accepted and Agreed To:
International Business Machines Corporation	Brocade Communications Systems, Inc.

By:	By:

Authorized Signature Date	Authorized Signature Date

Type or Print Name	Type or Print Name

Title & Organization	Title & Organization

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]				[**]	[**]	[**]

[**]						[**]

[**]	[**]		[**]	[**]	[**]	[**]	[**]	[**]

		[**]		[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]			[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]
[**]		[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]		[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]

	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	[**]	[**]	[**]	[**]		[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 27 to SOW 1 Confidential Information

Page 16 of 16